united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

ACM Dynamic Opportunity Fund

Class A Shares ADOAX

Class I Shares ADOIX

Annual Report

December 31, 2017

1-844-798-3833

www.acm-funds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

December 2017

The ACM Dynamic Opportunity Fund (ADOIX) returned +0.96% in December versus +1.03% for the HFRX Equity Hedge Index, and +0.88% for the Morningstar Long/Short Equity category. The Fund performed in-line with the broader market, as the underlying action in the market was characterized more by sector rotation as managers looked for stocks that could play “catch-up” to the market.

Leading stocks came mostly from energy, materials, and business service sectors. Laggards came mostly from technology stocks despite being the year’s big winners.

For the full year (2017) the Fund’s Class I returned +17.86%, handily outperforming its benchmark HFRX Equity Hedge Index (+9.98% ytd) by 788 basis points, and outperforming the Morningstar Long/Short category (+10.74% ytd) by 712 basis points.

Our dynamic hedge model entered the month of December targeting 100% net long market exposure. Despite a very brief dip to the 85% level early in the month, the average for the entire month was 98% net long target exposure. Once again the market witnessed very little volatility.

Past performance does not guarantee future results.

The blue line above represents the 50 day moving average of the S&P 500.

The red line above represents the 200 day moving average of the S&P 500.

For the full year, the average target net market exposure was 91% - the highest since the inception of the Fund. As the chart above shows, the market exhibited a near perfect “stair-step” pattern higher in 2017. The largest pullback during the year was only -3%. The last time investors witnessed such little volatility was 1995. What’s interesting about that year was that it was the first year of an exceptionally

5117-NLD-01/22/2018

strong, multi-year rally for the stock market. Although we are not looking for history to repeat itself in the same fashion this time around.

Towards the end of the year, we experienced a bit of deja vu as the “Trump trade” resurfaced, with money flowing out of many of the year’s leading stocks and flowing into lagging stocks. This time around it is being called the reflation trade, but it is essentially the same stocks/sectors participating.

Our investment philosophy doesn’t necessitate making any sort of ‘style box’ calls or predictions. Rather, we review our stock screens on a daily basis searching for emerging leadership in the market, from wherever it might be coming. Then we look for leading stocks (both fundamentally and technically) from those areas for potential investments in the Fund. As such, we are confident that if new areas of market leadership surface, our process will attempt to uncover the stocks to take potential advantage of it.

We are encouraged that the market is off to a strong start in 2018, despite some weakness in the final trading days last year. Fans of the Stock Trader’s Almanac know that a strong January portends positive results for the remainder of the year. Additionally, you have many economic indicators strengthening to decade highs. And the recent corporate tax cuts are just beginning to get factored into analyst’s earnings estimates.

Combined, the above factors should provide a strong backdrop for the market in 2018. The market is certainly overdue for a pullback greater in magnitude than the -3% variety seen in 2017, but we think that would be a healthy occurrence and not one that spells the end of the bull market.

Thank you for your continued support.

Sincerely,

Jordan L. Kahn, CFA

Chief Investment Officer

Sources: Standard & Poor’s, Morningstar, HFR

Defined Terms: S&P 500 Index- The S&P 500 index is an unmanaged composite of large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. HFRX Equity Hedge Index– tracks strategies that maintain positions both long and short in primarily equity and equity driven securities. Morningstar Long/Short Equity Category- A composite of returns produced by Morningstar which can be used to compare the returns of other mutual funds in the same category. Long– the holder of the position owns the security and will profit if the price of the security goes up. Short- Short selling is the sale of a security that is not owned by the seller, or that the seller has borrowed. Short selling is motivated by the belief that a security’s price will decline, enabling it to be bought back at a lower price to make a profit. Derivative hedge – transaction that limits investment risk with the use of derivatives such as option contracts.

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Investors are not able to invest directly in the indices referenced and unmanaged index returns do not reflect any fees, expenses or sales charges.

For current performance information, please visit our performance page http://acm-funds.com/performance/

There is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

ETF’s are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk, sector risk, as well as risks associated with fixed income securities, real estate investments, and commodities, to name a few. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards.

Investors should carefully consider the investment objectives, risks, charges and expenses of the ACM Dynamic Opportunity Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-798-3833. The prospectus should be read carefully before investing. The ACM Dynamic Opportunity Fund is distributed by Northern Lights Distributors, LLC, member. “http://www.finra.org/” FINRA. “http://www.sipc.org/” SIPC. Northern Lights Distributors, LLC and Ascendant Capital Management, LLC are not affiliated.

5117-NLD-01/22/2018

ACM Dynamic Opportunity Fund
Portfolio Review (Unaudited)
December 31, 2017

The Fund’s performance figures* for the period ended December 31, 2017, compared to its benchmarks:

		Since
	1 Year	Inception****
ACM Dynamic Opportunity Fund - Class A	17.52%	5.82%
ACM Dynamic Opportunity Fund - Class A with load	10.76%	3.70%
ACM Dynamic Opportunity Fund - Class I	17.86%	6.02%
S&P 500 Total Return Index **	21.83%	12.28%
HFRX Equity Hedge Index ***	9.98%	2.75%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until April 30, 2018, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.40% and 2.15% of average daily net assets attributable to Class A and Class I shares, respectively, per the most recent prospectus. The Fund’s total gross operating expenses, per its prospectus dated May 1, 2017 is 2.20% and 1.95% for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75%. For performance information current to the most recent month-end, please call 1-844-798-3833.

**	The S&P 500 Total Return Index, is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***	Hedge Fund Research (HFRX) Equity Hedge Index. HFRX is the established global leader in the indexation, analysis and research of the hedge fund industry. With over 150 indices ranging from broad composites down to specific, niche areas of sub-strategy and regional investment focus, the HFRX Indices are considered the industry standard benchmarks of hedge fund performance.

****	Inception date is January 20, 2015.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition as of December 31, 2017	% of Net Assets
Internet	12.6%
Commercial Services	6.7%
Banks	5.6%
Diversified Financial Services	5.5%
Software	4.0%
Chemicals	3.7%
Building Materials	2.7%
Machinery Diversified	2.6%
Pharmaceuticals	2.4%
Oil & Gas	2.2%
Other Sectors other assets in excess of liabilities - net	52.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

ACM Dynamic Opportunity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCK - 70.3%
	AEROSPACE/DEFENSE - 0.9%
8,200	KLX, Inc. *	$559,650

	AUTO PARTS & EQUIPMENT - 1.5%
11,200	Aptiv PLC	950,096

	BANKS - 5.6%
25,500	Citigroup, Inc. ^	1,897,455
7,000	Goldman Sachs Group, Inc. ^	1,783,320
		3,680,775
	BIOTECHNOLOGY - 2.0%
8,500	Vertex Pharmaceuticals, Inc.*	1,273,810

	BUILDING MATERIALS - 2.7%
16,000	Cree, Inc. *	594,240
36,434	Summit Materials, Inc. *^	1,145,485
		1,739,725
	CHEMICALS - 3.7%
13,700	Eastman Chemical Co. ^	1,269,168
19,000	Methanex Corp.	1,150,450
		2,419,618
	COMMERCIAL SERVICES - 6.7%
7,700	Global Payments, Inc.	771,848
12,200	Healthcare Services Group, Inc.	643,184
19,000	Square, Inc. *	658,730
18,500	TriNet Group, Inc. *	820,290
2,000	United Rentals, Inc. *	343,820
15,500	Vantiv, Inc. *^	1,140,025
		4,377,897
	DIVERSIFIED FINANCIAL SERVICES - 5.5%
32,000	Charles Schwab Corp. ^	1,643,840
16,000	Intercontinental Exchange, Inc. ^	1,128,960
7,000	Visa, Inc. ^	798,140
		3,570,940
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
3,500	Universal Display Corp.	604,275

	ELECTRONICS - 1.5%
3,400	Coherent, Inc.*	959,548

	ENGINEERING & CONSTRUCTION - 1.5%
13,000	TopBuild Corp. *	984,620

	FOOD - 0.4%
8,000	Blue Buffalo Pet Products, Inc. *	262,320

	HEALTHCARE SERVICES - 1.4%
8,200	ICON PLC *	919,630

	INSURANCE - 1.4%
21,500	Essent Group Ltd. *^	933,530

	INTERNET - 12.6%
11,500	58.com, Inc. *	823,055
1,800	Alphabet, Inc. *^	1,896,120
1,400	Amazon.com, Inc. *	1,637,258
13,000	Baozun, Inc. *	410,280
8,000	Facebook, Inc. *^	1,411,680
8,500	GrubHub, Inc. *(a)	610,300
5,500	SINA Corp. *	551,705
8,500	Weibo Corp. *	879,410
		8,219,808

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares				Value

	LODGING - 1.8%
7,000	Wynn Resorts Ltd.			$1,180,130

	MACHINERY-DIVERSIFIED - 2.6%
12,000	Cognex Corp.			733,920
21,900	Graco, Inc.			990,318
				1,724,238
	MISCELLANEOUS MANUFACTURING - 2.0%
6,000	John Bean Technologies Corp.			664,800
17,000	Trinity Industries, Inc.			636,820
				1,301,620
	OIL & GAS - 2.2%
8,500	ConocoPhillips			466,565
7,500	Diamondback Energy, Inc. *			946,875
				1,413,440
	PHARMACEUTICALS - 2.4%
6,500	AbbVie, Inc.			628,615
10,600	PRA Health Sciences, Inc. *			965,342
				1,593,957
	PRIVATE EQUITY - 1.5%
30,000	Apollo Global Management LLC ^			1,004,100

	RETAIL - 1.2%
16,500	Floor & Decor Holdings, Inc. *			803,220

	SEMICONDUCTORS - 1.8%
4,500	NVIDIA Corp. ^			870,750
3,300	Skyworks Solutions, Inc.			313,335
				1,184,085
	SOFTWARE - 4.0%
16,800	Atlassian Corp. PLC *			764,736
4,500	Electronic Arts, Inc. *^			472,770
10,000	Splunk, Inc. *			828,400
10,000	Veeva Systems, Inc. *			552,800
				2,618,706
	TELECOMMUNICATIONS - 0.9%
2,500	Arista Networks, Inc. *(a)			588,950

	TRANSPORTATION - 1.6%
11,000	XPO Logistics, Inc. *			1,007,490

	TOTAL COMMON STOCK (Cost $36,584,595)			45,876,178

			Notional Value at
Contracts**		Counterparty	December 31, 2017	Value
	SCHEDULE OF PUT OPTIONS PURCHASED - 0.4% **
15	Amazon.com, Inc.
	Expiration January 2018, Exercise Price $1,150.00	Goldman Sachs	$1,725,000	16,425
200	Apollo Global Management LLC
	Expiration March 2018, Exercise Price $29.00	Goldman Sachs	580,000	7,400
140	Baozun, Inc.
	Expiration April 2018, Exercise Price $30.00	Goldman Sachs	420,000	52,640
120	Cognex Corp.
	Expiration January 2018, Exercise Price $67.50	Goldman Sachs	810,000	73,800
40	Facebook, Inc.
	Expiration February 2018, Exercise Price $175.00	Goldman Sachs	700,000	22,800
45	Health Equity, Inc.
	Expiration January 2018, Exercise Price $45.00	Goldman Sachs	202,500	3,600
50	iShares Russell 2000 ETF
	Expiration January 2018, Exercise Price $148.00	Goldman Sachs	740,000	3,450
75	SPDR S&P 500 ETF
	Expiration February 2018, Exercise Price $250.00	Goldman Sachs	1,875,000	5,925

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

			Notional Value at
Contracts**		Counterparty	December 31, 2017	Value
	SCHEDULE OF PUT OPTIONS PURCHASED - 0.4% ** (Continued)
175	SPDR S&P 500 ETF
	Expiration February 2018, Exercise Price $260.00	Goldman Sachs	$4,550,000	$29,750
120	Square, Inc.
	Expiration February 2018, Exercise Price $35.00	Goldman Sachs	420,000	25,440
130	VanEck Vectors Semiconductors ETF
	Expiration February 2018, Exercise Price $95.00	Goldman Sachs	1,235,000	25,350
100	Veeva Systems, Inc.
	Expiration January 2018, Exercise Price $55.00	Goldman Sachs	550,000	11,500
	TOTAL PUT OPTIONS PURCHASED (Cost $383,316)			278,080

	TOTAL INVESTMENTS (Cost $36,967,911) (b) - 70.7%			$46,154,258
	TOTAL CALL OPTIONS WRITTEN (Premiums Received $40,124) (b) - (0.0)%			(33,460)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 29.3%			19,151,866
	NET ASSETS - 100.0%			$65,272,664

			Notional Value at
Contracts**		Counterparty	December 31, 2017	Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (0.0)% **
40	Arista Networks, Inc.
	Expiration January 2018, Exercise Price $240.00	Goldman Sachs	$960,000	$18,160
85	GrubHub, Inc.
	Expiration January 2018, Exercise Price $71.00	Goldman Sachs	603,500	15,300
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $40,124)			$33,460

LP - Limited Partnership

PLC - Public Limited Company

ETF - Exchange Traded Fund

LLC - Limited Liability Company.

*	Non-Income producing security.

**	Each option contract allows the holder of the option to purchase/sell 100 shares of the underlying security at the exercise price.

^	All or a portion of the security held as collateral for call options written as of December 31, 2017. Total collateral for call option written is $11,839,024.

(a)	Subject to call options written.

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes including call options written is $37,039,120 and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$9,538,806
Unrealized Depreciation:	(457,128)
Net Unrealized Appreciation:	$9,081,678

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

ASSETS
Investment securities:
At cost	$36,967,911
At value	$46,154,258
Cash	21,343,992
Receivable for securities sold	329,819
Receivable for fund shares sold	162,732
Dividends and interest receivable	16,418
Prepaid expenses	15,386
TOTAL ASSETS	68,022,605

LIABILITIES
Written options, at value (Premiums received $40,124)	33,460
Due to broker	2,612,823
Investment advisory fees payable	68,025
Distribution (12b-1) fees payable	837
Payable to related parties	10,455
Accrued expenses and other liabilities	24,341
TOTAL LIABILITIES	2,749,941
NET ASSETS	$65,272,664

Composition of Net Assets:
Paid in capital	$57,204,101
Accumulated net investment loss	(18,170)
Accumulated net realized loss from investments, written options and securities sold short	(1,106,278)
Net unrealized appreciation on investments and written options	9,193,011
NET ASSETS	$65,272,664

Net Asset Value Per Share:
Class A Shares:
Net Assets	$4,120,584
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	232,620
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$17.71
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$18.79

Class I Shares:
Net Assets	$61,152,080
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,432,040
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$17.82

(a)	The Fund imposes a 1.00% redemption fee for any redemptions of Fund shares occurring within 30 days of purchase.

(b)	The Fund imposes a 1.00% redemption fee for any redemptions of Fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividend Income	$259,964
Interest	68,088
TOTAL INVESTMENT INCOME	328,052

EXPENSES
Advisory fees	688,279
Distribution (12b-1) fees:
Class A	68,538
Administrative services fees	59,600
Interest expense	50,158
Accounting services fees	39,836
Transfer agent fees	27,862
Registration fees	24,820
Compliance officer fees	23,459
Shareholder servicing fees	21,099
Dividend expense on securities sold short	20,847
Trustees fees and expenses	17,430
Audit fees	15,889
Printing and postage expenses	14,196
Legal fees	13,133
Custodian fees	7,711
Insurance expense	791
TOTAL EXPENSES	1,093,648

NET INVESTMENT LOSS	(765,596)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	3,105,466
Options written	383,314
Securities sold short	(544,866)
Net realized gain	2,943,914
Net change in unrealized appreciation (depreciation) on:
Investments	6,658,467
Options written	(23,163)
Net change in unrealized appreciation on investments	6,635,304

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,579,218

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,813,622

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	December 31, 2017	December 31, 2016

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(765,596)	$(705,800)
Net realized gain (loss) on investments, options written and securities sold short	2,943,914	(3,097,837)
Net change in unrealized appreciation on investments, options written and securities sold short	6,635,304	1,405,241
Net increase (decrease) in net assets resulting from operations	8,813,622	(2,398,396)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	7,800,235	6,693,938
Class I	41,533,584	3,122,687
Redemption fee proceeds:
Class A	46	375
Class I	557	215
Payments for shares redeemed:
Class A	(37,229,707)	(4,624,732)
Class I	(3,680,565)	(5,071,744)
Net increase from shares of beneficial interest transactions	8,424,150	120,739

NET INCREASE (DECREASE) IN NET ASSETS	17,237,772	(2,277,657)

NET ASSETS
Beginning of Year	48,034,892	50,312,549
End of Year *	$65,272,664	$48,034,892
* Includes accumulated net investment loss of:	$(18,170)	$—

SHARE ACTIVITY
Class A:
Shares Sold	470,986	436,019
Shares Redeemed	(2,156,190)	(301,515)
Net increase (decrease) in shares of beneficial interest outstanding	(1,685,204)	134,504

Class I:
Shares Sold	2,388,563	204,754
Shares Redeemed	(222,797)	(329,280)
Net increase (decrease) in shares of beneficial interest outstanding	2,165,766	(124,526)

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period Presented

	Class A
	For Year Ended	For Year Ended	For the Period Ended
	December 31, 2017	December 31, 2016	Decmeber 31, 2015 (1)

Net asset value, beginning of period	$15.07	$15.85	$15.00
Increase (decrease) from investment operations:
Net investment loss (2)	(0.25)	(0.24)	(0.32)
Net realized and unrealized gain (loss) on investments	2.89	(0.54)	1.17
Total from investment operations	2.64	(0.78)	0.85
Redemption fees collected (2)	0.00 (3)	0.00 (3)	0.00	(3)
Net asset value, end of period	$17.71	$15.07	$15.85
Total return (4)	17.52%	(4.92)%	5.67	% (5)
Net assets, at end of period (000s)	$4,121	$28,895	$28,257
Ratios/Supplemental Data:
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	2.10%	2.13%	2.41	% (7)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.98%	2.01%	2.18	% (7)
Ratio of net investment loss to average net assets (6)	(1.54)%	(1.54)%	(2.09	)% (7)
Portfolio Turnover Rate	224%	481%	652	% (5)

(1)	The Fund commenced operations on January 20, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period Presented

	Class I
	For Year Ended	For Year Ended	For the Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015 (1)

Net asset value, beginning of period	$15.12	$15.86	$15.00
Increase (decrease) from investment operations:
Net investment loss (2)	(0.21)	(0.20)	(0.33)
Net realized and unrealized gain (loss) on investments	2.91	(0.54)	1.19
Total from investment operations	2.70	(0.74)	0.86
Redemption fees collected (2)	0.00 (3)	0.00 (3)	0.00	(3)
Net asset value, end of period	$17.82	$15.12	$15.86
Total return (4)	17.86%	(4.67)%	5.73	% (5)
Net assets, at end of period (000s)	$61,152	$19,140	$22,056
Ratios/Supplemental Data:
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	1.85%	1.88%	2.16	% (7)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.73%	1.76%	1.93	% (7)
Ratio of net investment loss to average net assets (6)	(1.24)%	(1.29)%	(2.12	)% (7)
Portfolio Turnover Rate	224%	481%	652	% (5)

(1)	The Fund commenced operations on January 20, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1.	ORGANIZATION

The ACM Dynamic Opportunity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on January 20, 2015. The Fund seeks long-term capital appreciation with a short-term focus on capital preservation.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$45,876,178	$—	$—	$45,876,178
Put Options Purchased	274,480	3,600	—	278,080
Total Investments	$46,150,658	$3,600	$—	$46,154,258

Liabilities *
Call Options Written	$33,460	$—	$—	$33,460
Total Liabilities	$33,460	$—	$—	$33,460

*	Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the year ended December 31, 2017.

There were no transfers into or out of any Level during the current year. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of December 31, 2017, as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed above and within the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The locations on the Statement of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Assets:
		Location of Derivatives on Statement	Fair Value of Asset
Derivative Investment Type	Primary Risk Exposure	of Assets and Liabilities	Derivatives
Put options purchased	Equity Risk	Investment securities, at value	$278,080.00
Total			$278,080.00

Liabilities:
		Location of Derivatives on Statement	Fair Value of Asset
Derivative Investment Type	Primary Risk Exposure	of Assets and Liabilities	Derivatives
Written call options	Equity Risk	Written Options, at value	$33,460.00
Total			$33,460.00

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2017:

Derivative Investment Type	Location of Gain/Loss on Derivative
Options purchased	Net realized loss from investments
Written options	Net realized gain from options written
Options purchased	Net change in unrealized depreciation on investments
Written options	Net change in unrealized appreciation on options written

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2017:

Realized gain (loss) on derivatives recognized in the Statement of Operations

Total for the
Year Ended
Derivative Investment Type	December 31, 2017
Options purchased - Equity Risk	$(995,586)
Written options - Equity Risk	$383,314
Total	$(612,272)

Changes in unrealized depreciation on derivatives recognized in the Statement of Operations
Total for the
Year Ended
Derivative Investment Type	December 31, 2017
Options purchased - Equity Risk	$(93,386)
Written options - Equity Risk	$(23,163)
Total	$(116,549)

Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2017.

Gross Amounts Not Offset in the
Assets/Liabilities:					Statement of Assets & Liabilities

Gross Amounts
			Offset in the	Net Amounts of
	Gross Amounts of		Statement of	Liabilities Presented			Cash
	Recognized		Assets &	in the Statement of	Financial		Collateral
Description	Assets/Liabilities		Liabilities	Assets & Liabilities	Instruments		Received	Net Amount
Options Written	(33,460	) (1)	—	33,460	(33,460	) (2)	—	—
Total	$(33,460)		$—	$33,460	$(33,460)		$—	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2015 December 31, 2016, or expected to be taken in the Fund’s December 31, 2017 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Cash and cash equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $86,849,740 and $87,315,846, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Ascendant Capital Management, LLC (the “Advisor”) serves as the Fund’s investment advisor. Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 1.25%. Pursuant to the advisory agreement, the Fund accrued $688,279 in advisory fees for the year ended December 31, 2017.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (“Waiver Agreement”) until at least April 30, 2018, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))), will not exceed 2.40% and 2.15% of the daily average net assets attributable to each of the Class A and Class I shares, respectively. The Advisor may seek reimbursement for expenses waived or paid by it during the prior three fiscal years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. As of December 31, 2017, there were no previously waived fees subject to recoupment by the Advisor pursuant to the Waiver Agreement. Over the year ended December 31, 2017, the Advisor did not waive any fees or reimburse any expenses under the Waiver Agreement.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the year ended December 31, 2017, the Distributor received $635 in underwriting commissions for Class A.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The Trust has adopted, with respect to the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plans provide a monthly service and/or distribution fee that will be calculated by the Fund at an annual rate of 0.25% per year of the average daily net assets of the Class A shares to the Distributor to be used to pay for distribution and shareholder servicing activities. For the year ended December 31, 2017, pursuant to the Plan, Class A shares incurred costs of $68,538.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”)

BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short term redemption fee of 1.00% of the total redemption amount of shareholders sell their share after holding them for less than thirty days. The redemption fee is paid directly to the Fund from which the redemption is made. Please refer to the Statement of Changes for the collected redemption fees.

6.	DISTRIBUTIONS AND TAX COMPONENTS OF CAPITAL

There were no distributions paid for the year ended December 31, 2017 and December 31, 2016.

As of December 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(27,174)	$(707,549)	$(278,392)	$9,081,678	$8,068,563

The difference between book basis and tax basis accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, the mark-to-market on passive foreign investment companies, and adjustments for partnerships. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $27,174.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

At December 31, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$707,549	$—	$707,549

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, adjustments related to partnerships and passive foreign investment companies, and adjustments for capitalization in lieu of short dividend payments resulted in reclassification for the year ended December 31, 2017 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)

$(657,072)	$747,426	$(90,354)

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2017, Charles Schwab held 62.9% of the voting securities for the sole benefit of customers and may be deemed to control the Fund.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of ACM Dynamic Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of ACM Dynamic Opportunity Fund, a series of shares of beneficial interest in Northern Lights Fund Trust III (the “Fund”), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from January 20, 2015 (commencement of operations) through December 31, 2015, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period from January 20, 2015 through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust III since 2012.

Philadelphia, Pennsylvania
February 28, 2018

ACM Dynamic Opportunity Fund
ADDITIONAL INFORMATION (Unaudited)
December 31, 2017

Renewal of Advisory Agreement ACM Dynamic Opportunity Fund*

In connection with a meeting held on November 28th and 29th, 2017, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Ascendant Capital Management LLC (“ACM”) and the Trust, with respect to the ACM Dynamic Opportunity Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to ACM and the Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted ACM was founded in 2014 and initiated ACM Dynamic in January 2015. The Board further noted ACM had approximately $63 million in assets under management and its only client was the Fund. The Board appreciated the financial industry experience of ACM’s key investment personnel and their impressive academic credentials, and observed ACM added a veteran portfolio manager with research analyst experience to the investment team. The Board discussed ACM’s investment strategy to identify domestic ETF securities experiencing significant movement, or a “breakout,” as determined by price and volume activity. The Board also discussed ACM’s use of “stop-loss” trades when securities dropped below a key technical level along with the use of hedges to limit the portfolio’s downside exposure. The Board observed that ACM provided research, analysis and compliance services to the Fund, and monitored compliance with the Fund’s investment limitations by reviewing the portfolio for gross and net investment exposure with the assistance of an outside compliance consultant. The Board discussed ACM’s use of an electronic trading service to execute the majority of trades, and a third-party service provider to generate trade reports containing certain trade data and characteristics used in its quarterly review of best execution. The Board observed there were no material compliance or litigation issues with ACM since its Advisory Agreement was initially approved. The Board noted that ACM was investing additional resources in the firm to support the Fund as it grows. The Board concluded that ACM should continue to provide high quality service to the Fund and its shareholders.

Performance. The Board observed that the Fund outperformed its Morningstar category over the one-year period, but slightly underperformed its peer group. The Board noted that the Fund’s 5.14% net return since inception outperformed the Morningstar category and peer group, which ACM attributed to its long positions outperforming year-to-date, particularly its growth stocks including technology. The Board discussed ACM’s contention that the S&P 500 was not a good benchmark because the Fund employed a hedging strategy. The Board remarked that the Fund outperformed ACM’s selected benchmark, the HFRX Equity Hedge Index. The Board noted that after the Fund’s slow start, ACM positioned the Fund to take advantage of growth stocks and the technology sector to improve the Fund’s performance. The Board concluded ACM had thus far achieved its goal of providing respectable returns while considering capital preservation. Although past performance was not predictive of future returns, the Board concluded ACM had provided reasonable results to the Fund and its shareholders.

Fees and Expenses. The Board recognized the Fund’s assets were up, and that its 1.25% advisory fee was on par with the peer group and Morningstar category medians. The Board discussed the Fund’s 1.76% net expense ratio, which was higher than both the peer group and Morningstar category medians of 1.54% and 1.55%, respectively, but well below the peer group high of 2.31% and the Morningstar category high of 3.33%. Given these considerations, the Board concluded that ACM’s advisory fee for the Fund was not unreasonable.

Economies of Scale. The Board considered ACM’s goal to reach $65-85 million in assets under management in the next year, and to reach $200 million in assets under management within 3-5 years. The Board noted ACM agreed to discuss the implementation of breakpoints when it reached $500 million in assets under management. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed ACM’s profitability analysis in connection with its management of the Fund, and acknowledged that ACM had a modest profit both in actual dollars and as a percent of revenue. The Board concluded that ACM’s profitability was not excessive.

ACM Dynamic Opportunity Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2017

Conclusion. Having requested and reviewed such information from ACM as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure for the Fund was reasonable, and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

ACM Dynamic Opportunity Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2017

As a shareholder of the ACM Dynamic Opportunity Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the ACM Dynamic Opportunity Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning July 1, 2017 and ending December 31, 2017.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the ACM Dynamic Opportunity Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense Ratio	Account Value	Value	Period*
Expenses		7/1/17	12/31/2017	7/1/17 – 12/31/17
Class A	2.10%	$1,000.00	$1,076.60	$10.99
Class I	1.85%	$1,000.00	$1,078.70	$9.69

	Annualized	Beginning	Ending Account	Expenses Paid During
Hypothetical	Expense Ratio	Account Value	Value	Period *
(5% return before expenses)		7/1/17	12/31/2017	7/1/17 – 12/31/17
Class A	2.10%	$1,000.00	$1,014.62	$10.66
Class I	1.85%	$1,000.00	$1,015.88	$9.40

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

ACM Dynamic Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President -Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of December 31, 2017, the Trust was comprised of 33 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

12/31/17-NLFT III-v1

ACM Dynamic Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski* 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008)
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

*	Mr. Malinowski was elected President of the Trust effective August 29, 2017.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-798-3833.

12/31/17-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-844-798-3833 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-798-3833.

INVESTMENT ADVISOR
Ascendant Capital Management, LLC
10866 Wilshire Blvd., Suite 1600
Los Angeles, CA 90024

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $13,500

2016 – $13,500

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 – $2,200

2016 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $ 2,200

2016 – $ 2,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 3/2/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 3/2/2018

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 3/2/2018